EXHIBIT 32.1

EDISON NATION, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED

PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY

ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Edison Nation, Inc. (the “Company”), each of the undersigned officers of the Company hereby certify, in their capacity as an executive officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2020	/s/ Christopher B. Ferguson
Christopher B. Ferguson
Chief Executive Officer
(Principal Executive Officer)

Date: August 18, 2020	/s/ Brett Vroman
Brett Vroman
Chief Financial Officer
(Principal Financial Officer)